Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables [abstract]
Trade and other receivables
17.
Trade and other receivables

Trade and other receivables comprised the following at December 31 (in thousands):

	2021	2022
Non-current
Other receivables	$31,225	$21,204
Non-current other receivables	$31,225	$21,204
Current
Trade receivables	$63,046	$89,942
Other current receivables	179,964	157,594
Sales taxes	117,234	199,849
Allowance for expected credit losses	(5,208)	(7,307)
Prepayments and accrued income	19,670	52,487
Current trade and other receivables	$374,706	$492,565

Non-current other receivables is primarily comprised of withholding tax relating to share-based compensation, deposits for office leases and services and operations-related deposits, which the Group is not expecting to recover within the next twelve months.

Other current receivables primarily relate to advances to boutique partners, first-party product suppliers and other suppliers. Included within Other current receivables is $2.5 million of restricted cash (2021: $2.3 million).

Sales tax receivables relate to recoverable value-added tax arising on indirect exports, including between United Kingdom and Europe, where we have adapted our transactional flows in response to the formal withdrawal of the United Kingdom from the European Union on January 31, 2020.

The Group has assessed its expected credit loss (“ECL”) estimate in line with the requirements of IFRS 9 – Financial instruments (“IFRS 9”). As part of this assessment, the Group has performed a recoverability assessment of its outstanding Trade and other receivables at the reporting date and, where appropriate, made suitable adjustments to allowances and provisions. In the year ended December 31, 2022, the charge relating to expected credit losses included within the sales, general and administration in the Consolidated statement of operations is $1.8 million (2021: $0.9 million).